EXHIBIT 32.2

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Environment Ecology Holding Company of China (the "Company") for the three months ended December 31, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Shun Cheng Ma, Chief Financial Officer of the Company certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

* the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shun Cheng Ma

Shun Cheng Ma

Chief Financial Officer

Date: March 19, 2009

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.